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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Polydex Pharmaceuticals Limited of our report dated March 14, 1997, with respect to the consolidated financial statements of Polydex Pharmaceuticals Limited included in its 1997 Annual Report to Shareholders.

Toronto, Canada                                           Ernst & Young LLP
April 30, 1997                                            Chartered Accountants